Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of December 9, 2015 (this “Amendment”), is entered into by and among NEUSTAR, INC., a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto (the “Guarantors”; and together with the Borrower, the “Loan Parties”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”) and as joint lead arranger, joint bookrunner and co-syndication agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) as joint lead arranger, joint bookrunner and co-syndication agent, J.P. Morgan Securities LLC (“JPMS”) as joint lead arranger, joint bookrunner and co-syndication agent, RBC Capital Markets1 (“RBCCM”) as joint lead arranger, joint bookrunner and co-syndication agent (MSSF, BTMU, JPMS and RBCCM, in their respective capacities as joint lead arrangers, joint bookrunners and co-syndication agents, the “Lead Arrangers”), the banks and other financial institutions that are parties hereto as Increasing Lenders (as defined in the Credit Agreement) in respect of their respective commitments to make 2015 Incremental Term Loans, as defined below (in such capacity, the “2015 Incremental Increasing Lenders”), the banks and other financial institutions that are parties hereto as Assuming Lenders (as defined in the Credit Agreement) in respect of their respective commitments to make 2015 Incremental Term Loans, as defined below (in such capacity, the “2015 Incremental Assuming Lenders”, and together with the 2015 Incremental Increasing Lenders, the “2015 Incremental Lenders”) and BBVA COMPASS BANK, BANK OF MONTREAL and PNC BANK, N.A. as Co-Documentation Agents and Co-Managers.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the other parties thereto entered into that certain Credit Agreement, dated as of January 22, 2013 (as amended by that certain Amendment No. 1 to the Credit Agreement and Security Agreement, dated as of December 9, 2015, and as otherwise amended from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that the 2015 Incremental Lenders collectively provide a new Incremental Term Facility hereunder, and provide a borrowing under such Incremental Term Facility, in an aggregate principal amount equal to $350 million (the “2015 Additional Facility”; the borrowing under the 2015 Additional Facility being the “2015 Incremental Term Loans”), on the Effective Date, the proceeds of which will be used to (a) consummate the acquisition (the “Acquisition”) of 100% of the outstanding equity interests of Marketshare Partners, LLC, a Delaware limited liability company, and its wholly owned subsidiaries (collectively, the “Target”) and 100% of the outstanding equity interests of certain owners of equity interests in the Target pursuant to a Securities Purchase Agreement dated as of November 5, 2015 (the “Acquisition Agreement”) on the Effective Date and (b) to pay costs, fees and expenses related to this Amendment, the Acquisition and the transactions contemplated hereby, and each 2015 Incremental Lender is prepared to commit to provide a portion of such 2015 Additional Facility, and to make a portion of the 2015 Incremental Term Loans pursuant thereto, in the respective amount set forth for such 2015 Incremental Lender on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

WHEREAS, the Loan Parties, the 2015 Incremental Lenders, the Administrative Agent and the Collateral Agent are entering into this Amendment in order to evidence and memorialize such 2015 Additional Facility and such 2015 Incremental Term Loans, which are to be made in accordance with Section 2.19 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Certain Defined Terms. As used in this Amendment, the following terms shall have the following meanings:

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended and the United Kingdom Bribery Act 2010, as amended.

“Existing Term Loans” means the Term Advances existing under the Credit Agreement immediately prior to the Effective Date.

“Sanctioned Country” means, at any time, a country or territory which is the target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person organized under the laws of or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

SECTION 2. 2015 Incremental Term Loans.

(a) Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, on and as of the Effective Date:

(i) Each 2015 Incremental Increasing Lender hereby agrees that upon, and subject to the occurrence of, the Effective Date, such 2015 Incremental Increasing Lender’s Commitment shall be increased, as contemplated by Section 2.19 of the Credit Agreement, by the amount set forth opposite such 2015 Incremental Increasing Lender’s name under the heading “2015 Incremental Term Commitment” on Schedule 1 to this Amendment. From and after the Effective Date, each reference in the Credit Agreement to any 2015 Incremental Increasing Lender’s Commitment shall mean its Commitment, as increased pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2015 Incremental Term Commitment” on Schedule 1 to this Amendment.

(ii) Each 2015 Incremental Assuming Lender hereby agrees that upon, and subject to the occurrence of, the Effective Date, such 2015 Incremental Assuming Lender shall be deemed to be, and shall become, a “Lender” and an “Assuming Lender” for all purposes of, and subject to all the obligations of a “Lender” and an “Assuming Lender” under, the Credit Agreement and the other Loan Documents, and shall have a Commitment that is equal to the amount set forth opposite such 2015 Incremental Assuming Lender’s name under the heading “2015 Incremental Term Commitment” on Schedule 1 to this Amendment. Each Loan Party, the Administrative Agent and the Collateral Agent hereby agree that from and after the Effective Date, each 2015 Incremental Assuming Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any 2015 Incremental Assuming Lender’s Commitment shall mean its Commitment made pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2015 Incremental Term Commitment” on Schedule 1 to this Amendment.

(iii) Other than as provided in clauses (c) and (e) below, all terms and conditions with respect to the 2015 Incremental Term Loans shall be the same as the terms and conditions applicable to the Existing Term Loans.

(iv) Each 2015 Incremental Lender hereby agrees to make 2015 Incremental Term Loans to the Borrower on the Effective Date, in a principal amount equal to its respective Commitment (as determined after giving effect to this Amendment).

(b) The Borrower hereby notifies the Administrative Agent that the 2015 Additional Facility shall be the Relevant Incremental Term Facility for the purposes of the Credit Agreement.

(c) With respect to any 2015 Incremental Term Loans made on the Effective Date, (i) the “Applicable Rate” shall be 4.00% for a Eurodollar Rate Advance or 3.00% for a Base Rate Advance and (ii) the Eurodollar Rate shall not be less than 0.00% per annum.

(d) With respect to any 2015 Incremental Term Loans made on the Effective Date, the “Term Facility Maturity Date” shall be the same as for the Existing Term Loans.

(e) The Borrower shall repay to the Administrative Agent for the ratable account of the 2015 Incremental Lenders, in U.S. dollars, on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2016, an aggregate principal amount equal to 7.1%, 7.1%, 12.9% and 12.9% of the aggregate principal amount of the 2015 Incremental Term Loans outstanding on the Effective Date respectively; provided however, that the final principal installment shall be repaid on the Term Facility Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Advances outstanding on such date. For the avoidance of doubt, the repayment of Term Advances set forth in Section 2.05(a) of the Credit Agreement shall apply after the Effective Date only to the Existing Term Loans.

(f) For the purposes of the Credit Agreement, the Effective Date will be considered the applicable “Increase Date” and this Amendment shall be considered a “Commitment Assumption Agreement”.

SECTION 3. Reference to and Effect on the Loan Documents.

(a) This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents and on and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) Each of the Guarantors (as defined in the Security Agreement) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (i) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, (ii) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (iii) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby. The Borrower confirms, acknowledges and agrees that (x) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (y) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 4. Conditions of Effectiveness

This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) the Administrative Agent (or its counsel) shall have received counterparts to this Amendment, duly executed by (i) the Borrower and the other Loan Parties, and (ii) each of the 2015 Incremental Lenders which has agreed to make 2015 Incremental Term Loans to the Borrower on the Effective Date, as set forth on Schedule I hereto;

(b) after giving effect to this Amendment and the transactions contemplated hereby, (i) the Specified Representations, (ii) the representations made by or with respect to the Target and its Subsidiaries in the Acquisition Agreement that are material to the interests of the Lenders (in their capacities as such) but only to the extent that the Borrower or any of its applicable Affiliates has the right (determined without regard to any notice requirement) to terminate its (or its Affiliate’s) obligations (or to refuse to consummate the Acquisition) under the Acquisition Agreement as a result of such representations and (iii) the representations and warranties set forth in Section 5(f) below, in each case, shall be correct in all material respects as of the Effective Date, except (x) to the extent that any representation and warranty is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case, such representation and warranty shall be true and correct on and as of the Effective Date in all respects and (y) to the extent any such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any of such representations and warranties is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date;

(c) immediately prior to and after giving effect to the transactions contemplated herein, no Event of Default under Sections 7.01(a) and 7.01(f) of the Credit Agreement shall have occurred and be continuing;

(d) the Administrative Agent shall have received a Notice of Borrowing in respect of the 2015 Incremental Term Loans to be made pursuant hereto, completed and delivered prior to 9:00 am, New York City time at least one Business Day prior to the Effective Date;

(e) the Administrative Agent shall have received (i) certificates of incumbency and certified copies of the resolutions of the board of directors of each Loan Party approving this Amendment and the matters contemplated hereby, (ii) the certificate of incorporation and the bylaws of each Loan Party or, as to any such Loan Party, a certificate that such constituent documents of such Loan Party have not changed since January 22, 2013 and good standing certificates for each Loan Party for each jurisdiction in which such Loan Party is organized;

(f) the Administrative Agent shall have received a solvency certificate executed by a Chief Financial Officer of the Borrower as to the solvency of the Borrower and its Subsidiaries, taken as a whole, as of the Effective Date (including the borrowing of the 2015 Incremental Term Loans);

(g) the Administrative Agent shall have received the legal opinion of Gibson, Dunn & Crutcher LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(h) the Administrative Agent shall have received a certificate, dated as of the Effective Date, signed by an Responsible Officer of the Borrower certifying (i) as to compliance with the conditions precedent set forth in clauses (b) and (c) of this Section 4, (ii) that the Acquisition is a Permitted Acquisition and (iii) that the proceeds of the 2015 Incremental Term Loans shall be used to consummate the Acquisition and to pay costs, fees and expenses related to this Amendment, the Acquisition and the transactions contemplated hereby on the Effective Date;

(i) the Borrower shall have paid all fees and reasonable and documented and out-of-pocket costs and expenses of the Administrative Agent and the Lead Arrangers (including the reasonable and documented fees and expenses of Shearman & Sterling LLP, counsel to the Administrative Agent and the Lead Arrangers) invoiced prior to the Effective Date and incurred in connection with the 2015 Additional Facility and the preparation and negotiation of this Amendment; and

(j) The Administrative Agent and the 2015 Incremental Lenders shall have received, prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act that the Administrative Agent has requested in writing at least five Business Days prior to the Effective Date.

SECTION 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Collateral Agent that:

(a) It has all corporate or similar requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment, except to the extent that such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect.

(b) The execution and delivery of this Amendment and the performance of its obligations under this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of each of the Loan Parties.

(c) This Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Bankruptcy Laws, laws affecting the rights of creditors generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) The Acquisition is a Permitted Acquisition.

(e) The proceeds of the 2015 Incremental Term Loans shall be used to consummate the Acquisition and to pay costs, fees and expenses related to this Amendment, the Acquisition and the transactions contemplated hereby on the Effective Date.

(f) Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by it, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Loan Party, its Subsidiaries, and, to the knowledge of the Company, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (i) the Loan Parties or any Subsidiary or (ii) to the knowledge of the Loan Parties, any of their respective directors, officers, or agents that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Advance or Letter of Credit, use of proceeds or other transaction contemplated by the Credit Agreement will result in a violation by the Loan Parties of Anti-Corruption Laws or applicable Sanctions.

SECTION 6. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE

AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers or other authorized signatories as of the date first above written.

NEUSTAR, INC., as Borrower

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2

NEUSTAR IP INTELLIGENCE, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2

ULTRADNS CORPORATION, as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2

NEUSTAR INFORMATION SERVICES, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2

NEUSTAR DATA SERVICES, INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2

AGGREGATE KNOWLEDGE INC., as Guarantor

By:	/s/ Paul Lalljie
	Name:	Paul Lalljie
	Title:	Secretary

Signature Page to Amendment No. 2

.CO INTERNET S.A.S., as Guarantor

By:	/s/ Leonard J. Kennedy
	Name:	Leonard J. Kennedy
	Title:	Secretary

Signature Page to Amendment No. 2

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and a Lead Arranger

By:	/s/ Reagan Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

Signature Page to Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lead Arranger

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

Signature Page to Amendment No. 2

J.P. MORGAN SECURITIES LLC, as a Lead Arranger

By:	/s/ Asaf Zentler
	Name:	Asaf Zentler
	Title:	Vice President

Signature Page to Amendment No. 2

ROYAL BANK OF CANADA, as a Lead Arranger

By:	/s/ Nicholas Heslip
	Name:	Nicholas Heslip
	Title:	Authorized Signatory

Signature Page to Amendment No. 2

BANK OF AMERICA NA, as a 2015 Incremental Lender under this Amendment

By:	/s/ Larry Van Sant
	Name:	Larry Van Sant
	Title:	Senior Vice President

Signature Page to Amendment No. 2

BANK OF MONTREAL, as a 2015 Incremental Lender under this Amendment

By:	/s/ Christina M. Boyle
	Name:	Christina M. Boyle
	Title:	Director

Signature Page to Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a 2015 Incremental Lender under this Amendment

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

Signature Page to Amendment No. 2

COMPASS BANK, as a 2015 Incremental Lender under this Amendment

By:	/s/ Jeffrey E. Hauser
	Name:	Jeffrey E. Hauser
	Title:	Senior Vice President

Signature Page to Amendment No. 2

JPMORGAN CHASE BANK, N.A., as a 2015 Incremental Lender under this Amendment

By:	/s/ Justin Kelley
	Name:	Justin Kelley
	Title:	Vice President

Signature Page to Amendment No. 2

MORGAN STANLEY SENIOR FUNDING, INC., as a 2015 Incremental Lender under this Amendment

By:	/s/ Reagan Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

Signature Page to Amendment No. 2

PNC BANK, NATIONAL ASSOCIATION, as a 2015 Incremental Lender under this Amendment

By:	/s/ Bremmer Kneib
	Name:	Bremmer Kneib
	Title:	Vice President

Signature Page to Amendment No. 2

ROYAL BANK OF CANADA, as a 2015 Incremental Lender under this Amendment

By:	/s/ Nicholas Heslip
	Name:	Nicholas Heslip
	Title:	Authorized Signatory

Signature Page to Amendment No. 2

EXHIBIT J-1

SCHEDULE 1

2015 INCREMENTAL TERM LOANS

2015 Incremental Lenders	2015 Additional Facility commitments ($)
Morgan Stanley Senior Funding, Inc.	$180,000,000.00
The Bank of Tokyo-Mitsubishi UFJ	$35,000,000.00
JPMorgan Chase Bank, N.A.	$35,000,000.00
Bank of Montreal	$25,000,000.00
PNC Bank, National Association	$25,000,000.00
Royal Bank of Canada	$25,000,000.00
Compass Bank	$17,500,000.00
Bank of America NA	$7,500,000.00

Total	$350,000,000.00